DELAWARE GROUP INCOME FUNDS

Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund

Supplement to the Funds'
Class A * Class B * Class C * Class R
Prospectus dated September 30, 2004

The following chart replaces the information for annual fund operating expenses of Class R shares in the Profile section of the Fund's Prospectus titled "What are the Fund's fees and expenses?" These changes reflect the introduction of a 12b-1 fee waiver for Class R shares effective August 1, 2005:

Delaware Corporate Bond Fund		Delaware Extended Duration Bond Fund
	Class R	Class R
Management fees	0.50%	0.55%
Distribution and service (12b-1) fees[1]	0.60%	0.60%
Other expenses[2]	0.30%	0.44%
Total annual fund operating expenses	1.40%	1.59%
Fee waivers and payments[3]	(0.35%)	(0.54%)
Net expenses	1.05%	1.05%

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.4 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

Delaware Corporate Bond Fund		Delaware Extended Duration Bond Fund
	Class R	Class R
1 year	$107	$107
3 years	$409	$449
5 years	$732	$815
10 years	$1,649	$1,844

  Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Distributor has contracted to limit the Class R shares' 12b-1 fees through November 30, 2006 to no more than 0.50% of average daily net assets.

  Other expenses have been restated to reflect an expected decrease in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.
  The investment manager has contracted to waive fees and pay expenses through September 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees, certain insurance costs and extraordinary expenses) from exceeding 0.55% of average daily net assets.
  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with waivers for the one-year contractual period and total operating expenses without waivers for years two through ten.

The following replaces the information in the fifth bullet point for Class R shares in the "About your account: Investing in the Funds" section of the Prospectus under "Choosing a share class" on page 16 in the Funds' Prospectus:

Choosing a share class: Class R

  Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system or BISYS's retirement recordkeeping system that are offering Class R shares to participants.

The following chart replaces the information for Class R shares in the "About your account" section of the Funds' Prospectus titled "Dealer compensation" on page 17:

Dealer compensation
Class R1
Commission (%)	-
Investment up to $49,999	-
$50,000 to $99,999	-
$100,000 to $249,999	-
$250,000 to $499,999	-
$500,000 to $999,999	-
$1,000,000 to $4,999,999	-
$5,000,000 to $24,999,999	-
$25,000,000 or more	-
12b-1 Fee to Dealer	0.60%

1 On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets, however, the Distributor has contracted to limit this amount to 0.50% through November 30, 2006. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

This Supplement is dated July 29, 2005.